UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2007 (November 9, 2007)

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	38-3324634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 1080

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

ITEM 7.01	REGULATION FD DISCLOSURE

On November 9, 2007, Gastar Exploration Ltd. (the “Company”) issued a press release announcing a proposed financing by its wholly owned subsidiary, Gastar Exploration USA, Inc. The Company also announced that the net proceeds of the offering will be used to repay existing indebtedness and for general corporate purposes.

Exhibit 99.1, which is incorporated by reference into this Item 7.01, sets forth certain supplemental information contained in the preliminary offering circular dated November 8, 2007 distributed to certain potential investors in connection with the proposed financing. Unless otherwise noted herein, as used in Exhibit 99.1 (i) “Company,” “Gastar,” “we,” “us,” or “our” refer to Gastar Exploration USA, Inc., the issuer of the notes, the Parent and its subsidiaries on a consolidated basis, (ii) “Parent” refers to Gastar Exploration Ltd., the parent of Gastar Exploration USA, Inc. only and not its subsidiaries, and (iii) “Issuer” refers to Gastar Exploration USA, Inc. only and not its Parent or subsidiaries.

The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy securities. The securities have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SECTION 8 – OTHER EVENTS

ITEM 8.01 – OTHER EVENTS

In connection with Gastar Exploration USA, Inc.’s proposed financing, the preliminary offering circular dated November 8, 2007 included a section entitled “GeoStar Look Back Developments.” A copy of “GeoStar Look Back Developments” is being filed as an Exhibit 99.2 to this report on Form 8-K and is being incorporated by reference in this Item 8.01.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

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The following is a list of exhibits furnished or filed, as specified, as part of this Form 8-K:

Exhibit No.	Description of Document

99.1	Supplemental information (furnished in accordance with General Instruction B.2 of Form 8-K)

99.2	GeoStar Look Back Developments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: November 9, 2007	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Supplemental information (furnished in accordance with General Instruction B.2 of Form 8-K)

99.2	GeoStar Look Back Developments

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